Exhibit 99.1


       Gladstone Investment Corporation Reports Financial Results for the
                        Fiscal Year Ended March 31, 2006


     MCLEAN, Va.--(BUSINESS WIRE)--June 13, 2006--Gladstone Investment Corp. (NASDAQ:GAIN):

     --   Net Investment Income was $5.88 million or $0.36 per common share

     -- Net Increase in Net Assets From Operations was $6.05 million or $0.37 per common share

     Gladstone Investment Corp. (NASDAQ:GAIN) (the "Company") today announced earnings for the period June 22, 2005 (commencement of operations) to March 31, 2006. All per share references are per basic and diluted weighted average common share outstanding, unless otherwise noted.
     Net Investment Income for the period of June 22, 2005 (commencement of operations) to March 31, 2006 was $5,883,898 or $0.36 per share. For the three months ended March 31, 2006 Net Investment Income was $2,698,622 or $0.16.
     Net Increase in Net Assets Resulting from Operations for the period ended June 22, 2005 (commencement of operations) to March 31, 2006 was $6,054,297 or $0.37 per share. The Net Increase in Net Assets Resulting from Operations for the three months ended March 31, 2006 was $2,943,018 or $0.18 per share.
     Total assets were $230,323,807 at March 31, 2006. Net asset value was $229,841,697 or $13.88 per actual common share outstanding at March 31, 2006.
     The weighted average yield on our portfolio of investments, excluding cash and cash equivalents, was 7.02% for the period from June 22, 2005 (commencement of operations).
     During the period from June 22, 2005 (commencement of operations) to March 31, 2006 the Company recorded the following activity:

     -- Invested $6.5 million in senior debt and common equity with Hailey Transport Corporation;

     -- Invested approximately $34.1 million in senior and subordinated debt, preferred and common stock with Chase II Holdings Corporation;

     -- Invested approximately $15.3 million in senior and subordinated debt, and common equity with Quench Holdings Corporation;

     -- Acquired interests in 19 syndicated loans for approximately $97.4 million;

     -- Recorded net unrealized appreciation on its investments of approximately $113,000; and

     -- Recognized an aggregate of $57,431 of realized gains related to the sale of five loan participations.

     At March 31, 2006, the Company held nineteen non-control/non-affiliate investments, three control investments and cash investments, totaling an aggregate cost balance and fair value of nearly $223 million.



                        Condensed Schedule of Investments
                                 March 31, 2006

Investment Type                                Cost       Fair Value
----------------------------------------------------------------------
Total Non-Control/Non-Affiliate
 Investments                                 97,423,004    97,585,972
Total Control Investments                    55,846,318    55,796,318
Total cash equivalents                       69,607,086    69,607,086
                                           ------------- -------------
Total investments and cash equivalents     $222,876,408  $222,989,376
                                           ------------- -------------


     "Since the inception of our fund on June 22, 2005, we have made tremendous strides in building our solid portfolio. The fourth quarter proved to be significant as we invested over $55 million, bringing the total invested funds to 70%. Our intent is to increase our buyout investments significantly by this time next year," said Chip Stelljes, President and Chief Investment Officer.

     Subsequent to March 31, 2006, the Company:

     -- Purchased additional loan participations in existing syndicated loans of $3.6 million;

     --   Purchased seven loan participations of $24.0 million;

     -- Sold three loan participations for $15.5 million, realizing an aggregate net loss of approximately $3,000 on the transactions; and

     -- The Board of Directors declared its monthly cash dividends of $0.07 per common share for each of the months of April, May and June of 2006.

     Results reported today for investment income and operating expenses for the period June 22, 2005 (commencement of operations) to March 31, 2006 are not expected to be indicative of future operating performance. In particular, the Company expects investment income to increase in future periods, as a result of the investment of the net proceeds from the initial public offering and as investments are made in portfolio company securities that the Company expects will yield a greater return than the cash and cash equivalents in which the vast majority of the net proceeds of the Company's initial public offering are currently invested.
     The Company will hold a conference call Wednesday, June 14, 2006 at 9:30 am ET to discuss year end earnings. Please call (877) 407-9205 to enter the conference. An operator will monitor the call and set a queue for the questions.
     A replay of the conference call will be available through July 14, 2006. To hear the replay, please dial (877) 660-6853, access playback account 286 and use ID code 204165. The online replay will be available approximately two hours after the call concludes.
     The live audio broadcast of Gladstone Investment's quarterly conference call will be available online at www.GladstoneInvestment.com and www.investorcalendar.com. The online replay will follow shortly after the call.

     Gladstone Investment Corporation is an investment company that seeks to make debt and equity investments in small and mid-sized private businesses in the U.S. in connection with acquisitions, changes in control and recapitalizations. For more information please visit our website at http://www.GladstoneInvestment.com.
     For further information contact our Investor Relations Manager, Kelly Sargent at 703-287-5835.

     This press release may include statements that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements with regard to the future performance of the Company. Words such as "believes," "expects," "anticipates," "estimated," "approximately" "projects" and "future" or similar expressions are intended to identify forward-looking statements. These forward-looking statements inherently involve certain risks and uncertainties, although they are based on the Company's current plans that are believed to be reasonable as of the date of this press release. Factors that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements include, among others, those factors listed under the caption "Risk factors" of the Company's Form 10-K dated March 31, 2006, as filed with the Securities and Exchange Commission on June 13, 2006. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.



                        GLADSTONE INVESTMENT CORPORATION
                             STATEMENT OF OPERATIONS
                                   (UNAUDITED)

                                                       For the period
                                                       June 22, 2005
                                                      (Commencement of
                                                       Operations) to
                                                       March 31, 2006
                                                      ----------------

INVESTMENT INCOME
  Interest income
    Non-Control/Non-Affiliate investments                  $2,450,906
    Control investments                                       255,059
    Cash and cash equivalents                               4,434,706
                                                      ----------------
    Total interest income                                   7,140,671
  Fee income - Control investments                            230,000
  Other income                                                    185
                                                      ----------------
      Total investment income                               7,370,856
                                                      ----------------

EXPENSES
  Administration fee                                          288,471
  Base management fee                                         360,771
  Directors fees                                              160,000
  Insurance expense                                           184,642
  Professional fees                                           163,369
  Stockholder related costs                                    89,563
  Organizational costs                                          7,002
  Interest expense                                                378
  Taxes and licenses                                          195,270
  General and administrative expenses                          37,492
                                                      ----------------
      Total expenses                                        1,486,958
                                                      ----------------
NET INVESTMENT INCOME                                       5,883,898
                                                      ----------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Realized gain on sale of Non-Control/Non-Affiliate
   investments                                                 57,431
  Net unrealized appreciation of investment portfolio         112,968
                                                      ----------------
      Net gain on investments                                 170,399
                                                      ----------------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $6,054,297
                                                      ================

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
 PER COMMON SHARE:
  Basic and Diluted                                             $0.37
                                                      ================

SHARES OF COMMON STOCK OUTSTANDING:
  Basic and diluted weighted average shares                16,391,589



                        GLADSTONE INVESTMENT CORPORATION
                             STATEMENT OF OPERATIONS
                                   (UNAUDITED)

                                                         Quarter Ended
                                                        March 31, 2006
                                                        --------------

INVESTMENT INCOME
  Interest income
    Non-Control/Non-Affiliate investments                   1,466,449
    Control investments                                       255,059
    Cash and cash equivalents                               1,242,687
                                                        --------------
    Total interest income                                   2,964,195
  Fee income - Control investments                            230,000
  Other income                                                    185
                                                        --------------
                       Total investment income              3,194,380
                                                        --------------

EXPENSES
  Administration fee                                          110,002
  Base management fee                                           3,141
  Directors fees                                               57,000
  Insurance expense                                            72,612
  Professional fees                                            27,497
  Stockholder related costs                                    21,662
  Organizational costs                                              -
  Interest expense                                                  -
  Taxes and licenses                                          188,684
  General and administrative expenses                          15,160
                                                        --------------
                       Total expenses                         495,758
                                                        --------------
NET INVESTMENT INCOME                                       2,698,622
                                                        --------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Realized gain on sale of Non-Control/Non-Affiliate
    investments                                                19,375
   Net unrealized appreciation of investment portfolio        225,021
                                                        --------------
                       Net gain on investments                244,396
                                                        --------------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $2,943,018
                                                        ==============

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
 PER COMMON SHARE:
    Basic and Diluted                                           $0.18
                                                        ==============

SHARES OF COMMON STOCK OUTSTANDING:
    Basic and diluted weighted average shares              16,560,100



                        GLADSTONE INVESTMENT CORPORATION
                       STATEMENT OF ASSETS AND LIABILITIES
                                   (UNAUDITED)

                                             March 31,     March 31,
                                               2006          2005
                                           ------------- -------------

ASSETS
Non-Control/Non-Affiliate investments
 (Cost 3/31/06: $97,423,004)                $97,585,972            $-
Control investments (Cost 3/31/06:
 $55,846,318)                                55,796,318             -
                                           ------------- -------------
Total investments at fair value (Cost
 3/31/06: $153,269,322)                     153,382,290             -
Cash and cash equivalents                    75,672,605         3,636
Interest receivable                             761,388             -
Prepaid insurance                                99,874             -
Deferred offering costs                               -        47,864
Due from Adviser                                234,551             -
Other assets                                    173,099             -
                                           ------------- -------------
TOTAL ASSETS                               $230,323,807       $51,500
                                           ============= =============


LIABILITIES
Administration fee payable to Gladstone
 Administration                                $110,002            $-
Loan payable to affiliate                             -        50,000
Accrued expenses                                367,031             -
Other liabilities                                 5,077             -
                                           ------------- -------------
Total Liabilities                               482,110        50,000
                                           ------------- -------------
NET ASSETS                                 $229,841,697        $1,500
                                           ============= =============

ANALYSIS OF NET ASSETS:
Common stock, $0.001 par value,
 100,000,000 shares authorized and
 16,560,100 and 100 shares issued and
 outstanding, respectively                      $16,560            $-
Capital in excess of par value              230,229,279         1,500
Net unrealized appreciation of investment
 portfolio                                      112,968             -
Distributions in excess of net investment
 income                                        (517,110)            -
                                           ------------- -------------
Total Net Assets                           $229,841,697        $1,500
                                           ============= =============
Net assets per share                             $13.88        $15.00
                                           ============= =============



                        GLADSTONE INVESTMENT CORPORATION
                              FINANCIAL HIGHLIGHTS
                                   (UNAUDITED)

                                                       For the period
                                                       June 22, 2005
                                                      (Commencement of
                                                       Operations) to
                                                       March 31, 2006
                                                      ----------------
Per Share Data (1)
------------------
   Balance at beginning of period                                  $-
   Net proceeds from initial public offering (2)                13.95
                                                      ----------------
   Offering costs                                               (0.05)

   Income from investment operations:
      Net investment income (3)                                  0.36
      Realized gain on sale of investments (3)                   0.00
      Net unrealized appreciation of investments (3)             0.01
                                                      ----------------
   Total from investment operations                              0.37
                                                      ----------------
      Distributions                                             (0.39)
                                                      ----------------
   Net asset value at end of period                            $13.88
                                                      ================

   Per share market value at beginning of period               $15.00
   Per share market value at end of period                      15.10
   Total Return (4)                                              3.39%
   Shares outstanding at end of period                     16,560,100

   Ratios/Supplemental Data
   ------------------------
   Net assets at end of period                           $229,841,697
   Average net assets (5)                                $226,875,738
   Ratio of expenses to average net assets (6)                   0.66%
   Ratio of net investment income to average net
    assets (6)                                                   2.59%


(1) Based on actual shares outstanding.

(2) Net of initial underwriting discount of $1.05 per share.

(3) Based on weighted average basic per share data.

(4) Total return equals the change in the market value of the Company's common stock from the beginning of the period taking into account dividends reinvested in accordance with the terms of our dividend reinvestment program.

(5) Average net assets calculated from June 22, 2005 (commencement of operations) to March 31, 2006.

(6) Amounts are not annualized.



                        GLADSTONE INVESTMENT CORPORATION
                              FINANCIAL HIGHLIGHTS
                                   (UNAUDITED)

                                                          Quarter
                                                           Ended
                                                       March 31, 2006
                                                      ----------------
Per Share Data (1)
------------------
   Balance at beginning of period                              $13.91
   Net proceeds from initial public offering                        -
                                                      ----------------
   Offering costs                                                   -

   Income from investment operations:
      Net investment income                                      0.17
      Realized gain on sale of investments                       0.00
      Net unrealized appreciation of investments                 0.01
                                                      ----------------
   Total from investment operations                              0.18
                                                      ----------------
      Distributions                                             (0.21)
                                                      ----------------
   Net asset value at end of period                            $13.88
                                                      ================

   Per share market value at beginning of period               $13.59
   Per share market value at end of period                      15.10
   Total Return (2)                                             12.68%
   Shares outstanding at end of period                     16,560,100

   Ratios/Supplemental Data
   ------------------------
   Net assets at end of period                           $229,841,697
   Average net assets (3)                                $229,400,219
   Ratio of expenses to average net assets (4)                   0.86%
   Ratio of net investment income to average net
    assets (4)                                                   3.11%


(1) Based on actual shares outstanding.

(2) Total return equals the change in the market value of the Company's common stock from the beginning of the period taking into account dividends reinvested in accordance with the terms of our dividend reinvestment program.

(3) Average net assets calculated from January 1, 2006 to March 31,
    2006.

(4) Amounts are annualized.



    CONTACT: Gladstone Investment Corporation
             Kelly Sargent, 703-287-5835